SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                           __________

                           FORM 8-K/A

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(D) OF THE

                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) JANUARY 31, 1995


                          FURON COMPANY
       (Exact Name of Registrant as Specified in Charter)


  CALIFORNIA                 0-8088              95-1947155
(State or Other            (Commission          (IRS Employer
Jurisdiction of            File Number)         Identification
Incorporation)                                  Number)




29982 IVY GLENN DRIVE, LAGUNA NIGUEL, CALIFORNIA         92677
   (Address of Principal Executive Offices)           (Zip Code)


       Registrant's telephone number, including area code:
                         (714) 831-5350



                         NOT APPLICABLE
  (Former Name or Former Address, if Changed Since Last Report)




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          The purpose of this filing is to include a conformed
signature page, which was inadvertently not included, to that certain Asset Purchase Agreement, by and between Furon Company, a California corporation, and Custom Coating and Laminating Corporation, a Massachusetts corporation, dated as of January 31, 1995, filed as Exhibit 2 to the Registrant's Form 8-K, filed with the Securities and Exchange Commission on February 15, 1995.
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                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FURON COMPANY,
                                   a California corporation



Date: February 17, 1995       By:       /s/ Monty A. Houdeshell
                                        -----------------------
                              Name:     Monty A. Houdeshell
                              Title:    Vice President, Chief
                                        Financial Officer and
                                        Treasurer

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                          EXHIBIT INDEX

Exhibit
  No.          Name of Item
Number

   2           Asset Purchase Agreement, by and
               between Furon Company, a California
               corporation and Custom Coating &
               Laminating Corporation, a
               Massachusetts corporation, dated
               as of January 31, 1995.
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